Castlight Health Announces Fourth Quarter and Full Year 2017 Results
Full Year 2017 Total Revenue of $131.4 million, Up 29% Year-over-Year

SAN FRANCISCO - February 21, 2018 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its fourth quarter and full year ended December 31, 2017.

“2017 was a transformative year for Castlight. We expanded our capabilities into wellbeing, re-accelerated growth of annualized recurring revenues compared to 2016, and positioned the business to reach breakeven in the fourth quarter of this year,” said John Doyle, chief executive officer of Castlight Health. “As we look ahead, we believe Castlight is in a great position to address the critical needs of employers and employees as individuals play an increasingly central role in the health care system.”

Financial performance for the three months ended December 31, 2017 compared to the three months ended December 31, 2016 includes:

•	GAAP total revenue of $37.0 million, representing an increase of 24%

•	GAAP gross margin of 63.7%, compared to 71.9%

•	Non-GAAP gross margin of 67.7% compared to 74.8%

•	GAAP operating loss of $8.9 million, compared to a loss of $9.2 million

•	Non-GAAP operating loss of $5.8 million, compared to a loss of $1.5 million

•	GAAP net loss per basic and diluted share of $0.06, compared to a net loss per basic and diluted share of $0.09

•	Non-GAAP net loss per basic and diluted share of $0.04, compared to a net loss per basic and diluted share of $0.01

•	Cash used in operations of $0.1 million, compared to $1.7 million used in operations

Financial performance for the twelve months ended December 31, 2017 compared to the twelve months ended December 31, 2016 includes:

•	GAAP total revenue of $131.4 million, representing an increase of 29%

•	GAAP gross margin of 64.1%, compared to 66.0%

•	Non-GAAP gross margin of 68.6% compared to 69.5%

•	GAAP operating loss of $61.4 million, compared to a loss of $59.0 million

•	Non-GAAP operating loss of $27.7 million, compared to a loss of $30.6 million

•	GAAP net loss per basic and diluted share of $0.44, compared to a net loss per basic and diluted share of $0.58

•	Non-GAAP net loss per basic and diluted share of $0.22, compared to a net loss per basic and diluted share of $0.30

•	Cash used in operations of $23.5 million, compared to $37.0 million used in operations

Total cash, cash equivalents and marketable securities was $93.3 million as of December 31, 2017.

The financial performance of Jiff, Inc., which Castlight acquired on April 3, 2017, is not included in the metrics for fiscal year and fourth quarter ended December 31, 2016. A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Castlight adopted the new accounting standard ASC 606, effective January 1, 2018, and will use the full retrospective method of adoption. As such, Castlight will restate its historical financial information for fiscal years 2016 and 2017, as well as quarterly 2017. The Company expects to provide these restatements next quarter. Based on our preliminary review of ASC 606’s impact, the Company currently expects to see a reduction of 2018 revenue by approximately $2 million compared to what it would have expected under the former ASC 605 standard.

Business Outlook
The Company’s outlook is based on the new revenue recognition standard ASC 606. For the full year 2018, the Company expects:

•	GAAP revenue in the range of $150 million to $155 million

•	Non-GAAP operating loss in the range of $15 million to $20 million

•	Non-GAAP net loss per share of approximately $0.11 to $0.15 based on approximately 137 million to 138 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its fourth quarter 2017 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (866) 393-4306 and the replay will be available for one week at (855) 859-2056. The conference ID number for the live call and replay is 5381456.

About Castlight Health

Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world’s first comprehensive app for all health needs. We guide individuals - based on their unique profile - to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net, non-GAAP net loss and non-GAAP net loss per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net and non-GAAP net loss exclude stock-based compensation, litigation settlement, charges related to a reduction in workforce, amortization of intangibles, capitalization and amortization of internal-use software, gain on the sale of investment in related party, expense related to expiration of SAP warrant, changes in fair value of contingent consideration and charges related to the acquisition and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2018 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2018 full year projections, our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2018 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of
	December 31, 2017	December 31, 2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$61,319	$48,722
Marketable securities	32,025	65,882
Accounts receivable, net	20,761	14,806
Deferred commissions	6,403	8,218
Prepaid expenses and other current assets	3,991	3,382
Total current assets	124,499	141,010
Property and equipment, net	5,263	5,285
Restricted cash, non-current	1,325	1,144
Goodwill	91,785	—
Intangible assets, net	20,253	—
Deferred commissions, non-current	4,180	5,050
Other assets	1,997	4,677
Total assets	$249,302	$157,166
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,907	$2,288
Accrued expenses and other current liabilities	13,178	6,369
Accrued compensation	13,941	9,443
Deferred revenue	29,410	30,623
Total current liabilities	60,436	48,723
Deferred revenue, non-current	6,686	5,245
Debt, non-current	4,958	—
Other liabilities, non-current	1,900	1,236
Total liabilities	73,980	55,204
Commitments and contingencies
Stockholders’ equity:
Class A and Class B common stock	13	10
Additional paid-in capital	586,900	457,596
Accumulated other comprehensive loss	(22)	—
Accumulated deficit	(411,569)	(355,644)
Total stockholders’ equity	175,322	101,962
Total liabilities and stockholders’ equity	$249,302	$157,166

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue:
Subscription	$33,533	$28,157	$120,496	$95,016
Professional services and other	3,480	1,740	10,933	6,684
Total revenue, net	37,013	29,897	131,429	101,700
Cost of revenue:
Cost of subscription (1)	8,335	4,245	28,410	16,463
Cost of professional services and other (1)	5,095	4,157	18,774	18,098
Total cost of revenue	13,430	8,402	47,184	34,561
Gross profit	23,583	21,495	84,245	67,139
Operating expenses:
Sales and marketing (1)	15,289	13,923	62,313	58,800
Research and development (1)	14,428	9,841	54,502	40,460
General and administrative (1)	2,754	6,957	28,825	26,859
Total operating expenses	32,471	30,721	145,640	126,119
Operating loss	(8,888)	(9,226)	(61,395)	(58,980)
Other income, net	330	128	618	432
Loss before income tax benefit	(8,558)	(9,098)	(60,777)	(58,548)
Income tax benefit	—	—	5,206	—
Net loss	$(8,558)	$(9,098)	$(55,571)	$(58,548)
Net loss per share, basic and diluted	$(0.06)	$(0.09)	$(0.44)	$(0.58)
Weighted-average shares used to compute basic and diluted net loss per share	134,018	103,976	125,534	100,798

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Cost of revenue:
Cost of subscription	$250	$139	$888	$506
Cost of professional services and other	256	493	1,656	1,961
Sales and marketing	1,960	2,199	9,665	8,843
Research and development	1,740	1,659	7,415	5,959
General and administrative	1,368	1,267	4,954	4,743

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016 Adjusted *	2017	2016 Adjusted *
Operating activities:
Net loss	$(8,558)	$(9,098)	$(55,571)	$(58,548)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,041	762	6,613	3,168
Stock-based compensation	5,574	5,757	24,578	22,012
Amortization of deferred commissions	4,331	1,913	12,453	5,070
Release of deferred tax valuation allowance due to business combination	—	—	(5,206)	—
Change in fair value of contingent consideration liability	(3,959)	—	(671)	—
Accretion and amortization of marketable securities	(103)	75	(83)	481
Expense related to expiration of SAP warrant	1,132	—	1,132	—
Gain on sale of investment in related party	(1,375)	—	(1,375)	—
Changes in operating assets and liabilities:
Accounts receivable	5,256	1,082	(2,522)	(2,055)
Deferred commissions	(3,090)	(3,574)	(9,768)	(7,977)
Prepaid expenses and other assets	2,038	515	1,645	448
Accounts payable	363	(1,335)	764	(1,035)
Accrued expenses and other liabilities	3,560	3,755	6,183	(291)
Deferred revenue	(7,290)	(1,562)	(1,629)	1,756
Net cash used in operating activities	(80)	(1,710)	(23,457)	(36,971)
Investing activities:
Proceeds from sale of investment in related party	5,500	—	5,500	—
Purchase of property and equipment	(268)	(115)	(2,544)	(1,702)
Purchase of marketable securities	(5,806)	(25,021)	(62,658)	(98,184)
Maturities of marketable securities	15,943	20,351	96,576	146,508
Business combination, net of cash acquired	—	—	(2,264)	—
Net cash provided by (used in) investing activities	15,369	(4,785)	34,610	46,622
Financing activities:
Proceeds from the exercise of stock options	1,044	253	2,356	2,829
Proceeds from issuance of common stock and warrants	—	—	—	17,358
Payments of deferred financing costs	—	—	(731)	(122)
Net cash provided by financing activities	1,044	253	1,625	20,065

Net increase (decrease) in cash, cash equivalents and restricted cash	16,333	(6,242)	12,778	29,716
Cash, cash equivalents and restricted cash at beginning of period	46,311	56,108	49,866	20,150
Cash, cash equivalents and restricted cash at end of period	$62,644	$49,866	$62,644	$49,866

* Prior-period information has been restated for the adoption of Accounting Standards Update 2016-18, “Statement of Cash Flows” which was adopted in the fourth quarter of 2017.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016 Adjusted *	2017	2016 Adjusted *
Non-cash investing and financing activity:
Non-cash purchase consideration related to acquisition of Jiff	$—	$—	$101,692	$—
Purchase of property and equipment, accrued but not paid	(151)	(20)	(188)	(20)

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents			$61,319	$48,722
Restricted cash			1,325	1,144
Total cash, cash equivalents and restricted cash			$62,644	$49,866

* Prior-period information has been restated for the adoption of Accounting Standards Update 2016-18, “Statement of Cash Flows” which was adopted in the fourth quarter of 2017.

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2017	2017	2016	2017	2016
Gross profit:
GAAP gross profit subscription	$25,198	$23,240	$23,912	$92,086	$78,553
Stock-based compensation	250	258	139	888	506
Amortization of internal-use software	236	244	244	968	976
Amortization of intangibles	751	751	—	2,253	—
Reduction in workforce	—	—	—	—	5
Acquisition related costs	—	—	—	52	—
Non-GAAP gross profit subscription	$26,435	$24,493	$24,295	$96,247	$80,040
GAAP gross margin subscription	75.1%	74.1%	84.9%	76.4%	82.7%
Non-GAAP gross margin subscription	78.8%	78.1%	86.3%	79.9%	84.2%

GAAP gross loss professional services and other	$(1,615)	$(1,689)	$(2,417)	$(7,841)	$(11,414)
Stock-based compensation	256	342	493	1,656	1,961
Reduction in workforce	—	—	—	—	103
Acquisition related costs	—	(4)	—	160	—
Non-GAAP gross loss professional services	$(1,359)	$(1,351)	$(1,924)	$(6,025)	$(9,350)
GAAP gross margin professional services and other	(46.4)%	(53.0)%	(139)%	(71.7)%	(171)%
Non-GAAP gross margin professional services and other	(39.1)%	(42.0)%	(111)%	(55.1)%	(140)%

GAAP gross profit	$23,583	$21,551	$21,495	$84,245	$67,139
Impact of non-GAAP adjustments	1,493	1,591	876	5,977	3,551
Non-GAAP gross profit	$25,076	$23,142	$22,371	$90,222	$70,690
GAAP gross margin	63.7%	62.3%	71.9%	64.1%	66.0%
Non-GAAP gross margin	67.7%	66.9%	74.8%	68.6%	69.5%
Operating expense:
GAAP sales and marketing	$15,289	$16,006	$13,923	$62,313	$58,800
Stock-based compensation	(1,960)	(3,110)	(2,199)	(9,665)	(8,843)
Amortization of intangibles	(448)	(448)	—	(1,344)	—
Reduction in workforce	—	—	—	—	(422)
Acquisition related costs	—	14	—	(909)	—
Non-GAAP sales and marketing	$12,881	$12,462	$11,724	$50,395	$49,535
GAAP research and development	$14,428	$13,809	$9,841	$54,502	$40,460
Stock-based compensation	(1,740)	(1,631)	(1,659)	(7,415)	(5,959)
Reduction in workforce	—	—	—	—	(136)
Acquisition related costs	—	—	—	(393)	—
Non-GAAP research and development	$12,688	$12,178	$8,182	$46,694	$34,365
GAAP general and administrative	$2,754	$10,307	$6,957	$28,825	$26,859
Stock-based compensation	(1,368)	(1,121)	(1,267)	(4,954)	(4,743)
Litigation settlement	—	—	—	(250)	(2,876)

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Amortization of intangibles	(17)	(17)	—	(50)	—
Change in fair value of contingent consideration liability	3,959	(3,931)	—	671	—
Reduction in workforce	—	—	—	—	(90)
Acquisition related costs	(58)	(126)	(1,731)	(3,423)	(1,731)
Non-GAAP general and administrative	$5,270	$5,112	$3,959	$20,819	$17,419
GAAP operating expense	$32,471	$40,122	$30,721	$145,640	$126,119
Impact of non-GAAP adjustments	(1,632)	(10,370)	(6,856)	(27,732)	(24,800)
Non-GAAP operating expense	$30,839	$29,752	$23,865	$117,908	$101,319
Operating loss:
GAAP operating loss	$(8,888)	$(18,571)	$(9,226)	$(61,395)	$(58,980)
Impact of non-GAAP adjustments	3,125	11,961	7,732	33,709	28,351
Non-GAAP operating loss	$(5,763)	$(6,610)	$(1,494)	$(27,686)	$(30,629)
Other income, net:
GAAP other income, net	$330	$84	$128	$618	$432
Gain on sale of investment in related party	(1,375)	—	—	(1,375)	—
Expense related to expiration of SAP warrant	1,132	—	—	1,132	—
Non-GAAP other income, net	$87	$84	$128	$375	$432
Net loss and net loss per share:
GAAP net loss	$(8,558)	$(18,487)	$(9,098)	$(55,571)	$(58,548)
Total pre-tax impact of non-GAAP adjustments	2,882	11,961	7,732	33,466	28,351
Release of deferred tax valuation allowance due to business combination	—	—	—	(5,206)	—
Non-GAAP net loss	$(5,676)	$(6,526)	$(1,366)	$(27,311)	$(30,197)
GAAP net loss per share, basic and diluted	$(0.06)	$(0.14)	$(0.09)	$(0.44)	$(0.58)
Non-GAAP net loss per share, basic and diluted	$(0.04)	$(0.05)	$(0.01)	$(0.22)	$(0.30)
Shares used in basic and diluted net loss per share computation	134,018	132,251	103,976	125,534	100,798

Castlight Media Contact:
Shannon Magill
press@castlighthealth.com
415-829-1500

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680